Exhibit 10.99.1

Amendment of the Lease Agreement between Catalyst Semiconductor International and Stars Microelectronics (Thailand) Public Company Limited

This Amendment of the Lease Agreement (this “Amendment”) entered into effective February 24, 2006 between Catalyst Semiconductor International Inc. and Stars Microelectronics (Thailand) Public Company Limited is necessary since we have incorporated Catalyst Semiconductor (Thailand) Company Limited.  This Amendment is made and entered into on October 19, 2006.  This Amendment will cover the following sections.  All other sections remain unchanged.

Section 1: Parties

The Tenant name will be changed from Catalyst Semiconductor International, Inc. to Catalyst Semiconductor (Thailand) Company Limited.

Section 2: Premises

The effective dates of the three phases of the lease agreement will be revised to the following;

Phase I: 1 November, 2006

Phase II: 1 March, 2007

Phase III: 1 December, 2007

Section 3: Term

The term of the lease shall be for 5 years commencing on November 1st, 2006 and ending on November 1st, 2011 unless sooner terminated pursuant to any provisions hereof.

Section 7: Insurance

The insurance amount that Tenant shall maintain of public liability and property damage insurance will be revised to the amount of 5,000,000.00 Baht from 10,000,000.00 Baht.

IN WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed, such parties acting by their representatives being thereunto duly authorized.

Catalyst Semiconductor (Thailand)	Stars Microelectronics (Thailand)
Company Limited	Public Company limited.
Bangpa-in Industrial Estate (EPZ) 586 Moo2,	Bangpa-in Industrial Estate (EPZ) 586 Moo2,
Tambol Klongjig, Amphur	Tambol Klongjig, Amphur
Bangpa-in, Ayudthaya 13160, Thailand	Bangpa-in, Ayudthaya 13160, Thailand

/s/ Gelu Voicu	/s/ Pitak Sirivanasandha
By (Authorized Signature)	By (Authorized Signature)

Mr. Gelu Voicu	Mr. Pitak Sirivanasandha
Name (Type or Print)	Name (Type or Print)

Chairman	Chief Executive Officer
Title	Title

October 19, 2006	October 19, 2006
Date	Date

/s/ Pichest Boonchanya	/s/ Somsak Owatanapanich
By (Authorized Signature)	By (Authorized Signature)

Mr. Pichest Boonchanya	Mr. Somsak Owatanapanich
Name (Type or Print)	Name (Type or Print)

President	Executive Vice President
Title	Title

October 19, 2006	October 19, 2006
Date	Date